SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                            AMENDMENT NO. 1 TO
                                 FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             -------------------------------------------------------

                         Date of report: October 2, 2003
                         -------------------------------
                         (Date of earliest event report)

                   NORTH AMERICAN LIABILITY GROUP, INC.
              f/k/a STANDFIELD EDUCATIONAL ALTERNATIVES, INC.
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)

                                     Florida
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

          Florida                333-40110               65-0386286
---------------------------------------------------------------------------
State or other jurisdiction   (Commission File No.)      (I.R.S. Employer
    Of incorporation)                                   Identification No.)


   11891 U.S. Highway One, Suite 100, North Palm Beach, Florida  33408
---------------------------------------------------------------------------
                (Address of principal executive offices)

Registrant's telephone number including area code       561-767-7761
                                                  -------------------------



Item 1.  Changes in Control of Registrant
------   --------------------------------

As stated in the Form 8-K file October 2, 2003, on that date, the Registrant (or "the Company") completed a triangular merger with Nor-American Liability Corporation. Nor-American was a newly formed Florida corporation that was created to support the development of captive insurance programs and had no revenues as of the date of the merger. At the closing, the Company acquired all of Nor-American's issued and outstanding shares of common stock in exchange for 160,000,000 "unregistered" and "restricted" shares of the Company's common stock. The exchange was on a 16 for 1 basis, with Nor-American having 10,000,000 shares of common stock issued and outstanding. As a result of the Merger, Nor-American became a wholly owned subsidiary of the Company.

The Company, through its new subsidiary, will provide services to professional groups seeking to obtain affordable professional liability insurance rates through the creation of captive insurance companies. The company's services are anticipated to include evaluation, development, and management of captive insurance programs. The market for captive insurance programs has grown over the past thirty years in response to increases in the cost of medical liability insurance and related litigation. The company will seek physicians, attorneys, condominium associations and other business and professional groups in similar industries to assist in the creation and management of captive insurance programs.

The controlling shareholder of Nor-American Liability Corporation was Bradley Wilson, and pursuant to the terms of the Plan and Agreement of Merger, the shareholders of Nor-American Liability Corporation received 160,000,000 shares of common stock of the Registrant. Taking into account a forward split of the 2001A Convertible Preferred Stock, and the issuance of new stock pursuant to the terms of the merger, and assuming conversion of all of the outstanding shares of 2001A Convertible Preferred Stock, the former shareholders of Nor-American Liability Corporation own 51.4% of the common stock of the Registrant on a fully diluted basis. The transaction involved the retirement and cancellation of shares of 2001A Convertible Preferred Stock equivalent to 96,875,000 shares of common stock, which was owned by John W. Bylsma, the former controlling shareholder. Mr. Wilson presently owns or controls 50.8% of the common stock of the Company, assuming full conversion of all outstanding preferred stock.

The source of the consideration use by the Nor-American stockholders to acquire their interest in the Company was the exchange of their respective shares of the outstanding securities of Nor-American. The primary basis of the "control" by the Nor-American stockholders is stock ownership and/or management positions.

In accordance with the Plan and Agreement of Merger the following actions took place:

1. The issuance of 160,000,000 "unregistered" and "restricted" shares of the Company's common stock in exchange for all of Nor-American's issued and outstanding shares of common stock. The exchange was on a 16 for 1 basis, with Nor-American having 10,000,000 shares of common stock issued and outstanding. As a result of the Merger, Nor-American became a wholly owned subsidiary of the Company.

2. The cancellation of the equivalent of 96,875,000 shares of 2001A Convertible Preferred Stock owned by the Company's director and sole officer, as outlined above.

3. The issuance of 56,625,000 shares of "unregistered" and "restricted" common stock to holders of 2001A Convertible Preferred Stock, which does not include any issuance in connection with any of the shares referred to in paragraph 2 above.

4. A forward split of the remaining 2001A Convertible Preferred Stock, such at 94,375,000 shares of 2001A Convertible Preferred Stock remain issued and outstanding, which are convertible one-for-one for common stock of the Company.

5.   The Company changed its name to "North American Liability Group, Inc."


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

      Pro forma financial information.

      The following pro forma financial information is included in this amendment:

          Description
          -----------

          Unaudited Pro Forma Combined Financial Statements of
          Stanfield Educational Alternatives, Inc. and Nor-American Liability Corporation



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 2, 2003             NORTH AMERICAN LIABILITY GROUP, INC.

                                   /s/Bradley Wilson
                                   ----------------------------------
                                   By: Bradley Wilson
                                       It's: President

              STANFIELD EDUCATIONAL ALTERNATIVES, INC.
                              AND SUBSIDIARY
                       (A Development Stage Company)

                            Unaudited Pro Forma
                     Combined Condensed Balance Sheet

                              October 2, 2003

                                         Stanfield            Nor-American
                                        Educational            Liability
                                     Alternatives, Inc.       Corporation           Total
                                     ------------------      --------------      -----------
              Assets
              ------

Current assets:
 Cash                                $        -              $        -          $        -
                                     -----------             -----------         -----------

    Total current assets                      -                       -                   -

                                     -----------             -----------         -----------
        Total assets                 $        -              $        -          $        -
                                     ===========             ===========         ===========

         Liabilities and
    Stockholders' Deficiency
    ------------------------

Current liabilities:
 Accounts payable                    $   176,908             $        -          $   176,908
 Accrued expenses                        421,961                      -              421,961
 Due to related parties                  504,105                      -              504,105
 Notes payable                           226,466                      -              226,466
                                     -----------             -----------         -----------
    Total current liabilities          1,329,440                      -            1,329,440
                                     -----------             -----------         -----------

Stockholders' deficiency:
 Series 2001 convertible preferred
   stock                                  42,470                      -               42,470
 Series 2001 A convertible
   preferred stock                            -                       -                   -
 Class B preferred stock                      -                       -                   -
 Common stock                          2,708,109                      -            2,708,109
 Accumulated deficit                  (4,080,019)                     -           (4,080,019)
                                     -----------             -----------         -----------

    Total stockholders' deficiency    (1,329,440)                     -           (1,329,440)
                                     -----------             -----------         -----------

    Total liabilities and
    stockholders' deficiency         $        -              $        -          $        -
                                     ===========             ===========         ===========

                 STANFIELD EDUCATIONAL ALTERNATIVES, INC.
                              AND SUBSIDIARY
                       (A Development Stage Company)

                            Unaudited Pro Forma
                Combined Condensed Statements of Operations

             For the year to date period ended October 2, 2003


                                         Stanfield            Nor-American
                                        Educational            Liability
                                     Alternatives, Inc.       Corporation           Total
                                     ------------------      --------------      -----------

Gross revenues                       $        -              $        -          $        -
Cost of sales                                 -                       -                   -
                                     -----------             -----------         -----------
     Net revenue                              -                       -                   -

Operating expenses                            -                       -                   -
Other expenses:
  Interest expense                        91,170                      -               91,170
                                     -----------             -----------         -----------

     Total expenses                       91,170                      -               91,170
                                     -----------             -----------         -----------

     Net loss                        $   (91,170)            $        -          $   (91,170)
                                     ===========             ===========         ===========


Loss per common share:
  Basic and diluted                        (1.29)                     -                (1.29)
                                     ===========             ===========         ===========

Weighted average common shares
outstanding:
  Basic and diluted                       70,767                      -               70,767
                                     ===========             ===========         ===========

                 STANFIELD EDUCATIONAL ALTERNATIVES, INC.
                              AND SUBSIDIARY
                       (A Development Stage Company)

                            Unaudited Pro Forma
                Combined Condensed Statements of Operations

     For the period from March 23, 1999 (inception) to October 2, 2003


                                         Stanfield            Nor-American
                                        Educational            Liability
                                     Alternatives, Inc.       Corporation           Total
                                     ------------------      --------------      -----------

Gross revenues                       $    45,744             $        -          $    45,744
Cost of sales                                264                      -                  264
                                     -----------             -----------         -----------

     Net revenue                          45,480                      -               45,480

Operating expenses                     3,373,916                      -            3,373,916

Other expenses:
  Interest expense                       211,556                      -              211,556
  Impairment of assets                   315,027                      -              315,027
  Provision for loss on
    non-cancelable leases                225,000                      -              225,000
                                     -----------             -----------         -----------
     Total expenses                    4,125,499                      -            4,125,499
                                     -----------             -----------         -----------

     Net loss                        $(4,080,019)            $        -          $(4,080,019)
                                     ===========             ===========         ===========

                 STANFIELD EDUCATIONAL ALTERNATIVES, INC.
                              AND SUBSIDIARY
                       (A Development Stage Company)

                            Unaudited Pro Forma
                Combined Condensed Statements of Cash Flows

             For the year to date period ended October 2, 2003

                                              Stanfield            Nor-American
                                             Educational            Liability
                                          Alternatives, Inc.       Corporation           Total
                                          ------------------      --------------      -----------

Cash flows from operating activities:
 Net loss                                 $   (91,170)            $        -          $  ( 91,170)
 Adjustments to reconcile net loss
   to net cash used in operating
   activities:
     Accrued expenses                          38,233                      -               38,233
     Due to related parties                    52,937                      -               52,937
                                          -----------             -----------         -----------

        Net cash used in operating
        activities                                 -                       -                   -

Cash flows from investing activities:              -                       -                   -
                                          -----------             -----------         -----------

Cash flows from financing activities:              -                       -                   -
                                          -----------             -----------         -----------

        Net decrease in cash                       -                       -                   -

Cash at beginning of period                        -                       -                   -
                                          -----------             -----------         -----------

Cash at end of period                     $        -              $        -          $        -
                                          ===========             ===========         ===========

                 STANFIELD EDUCATIONAL ALTERNATIVES, INC.
                              AND SUBSIDIARY
                       (A Development Stage Company)

                            Unaudited Pro Forma
                Combined Condensed Statements of Cash Flows

     For the period from March 23, 1999 (inception) to October 2, 2003

                                                        Stanfield            Nor-American
                                                       Educational            Liability
                                                    Alternatives, Inc.       Corporation           Total
                                                    ------------------      --------------      -----------

Cash flows from operating activities:
  Net loss                                          $(4,080,019)            $         -         $(4,080,019)
  Adjustments to reconcile net loss to net
    cash used in operating activities:
       Depreciation and amortization                    293,772                       -             293,772
       Loss on impairment of assets                     315,027                       -             315,027
       Provision for loss on non-cancelable
         leases                                         225,000                       -             225,000
       Common stock issued for services               2,055,405                       -           2,055,405
         Increase (decrease) in cash caused by
            Changes in:
              Accounts payable                          176,908                       -             176,908
              Accrued expenses                          261,968                       -             261,968
              Due to related parties                    504,105                       -             504,105
                                                    -----------             -----------         -----------

         Net cash used in operating activities         (247,834)                      -            (247,834)

 Cash flows from investing activities:
  Acquisition of property and equipment                (274,453)                      -            (274,453)

 Cash flows from financing activities:
  Proceeds from issuance of preferred stock              49,000                       -              49,000
  Proceeds from issuance of capital stock               646,174                       -             646,174
  Due to related parties                               (399,353)                      -            (399,353)
  Proceeds from issuance of notes payable               226,466                       -             226,466
                                                    -----------             -----------         -----------

         Net cash provided by financing
         activities                                     522,287                       -             522,287
                                                    -----------             -----------         -----------

         Net decrease in cash                                 -                       -                   -

Cash at beginning of period                                   -                       -                   -
                                                    -----------             -----------         -----------

Cash at end of period                               $         -             $         -         $         -
                                                    ===========             ===========         ===========

Supplemental disclosure of cash flow information:
  Cash paid for interest                            $    15,310             $         -         $    15,310
                                                    ===========             ===========         ===========

Noncash activity:
   Purchase of intangible assets from
     related party                                  $   399,353             $         -         $   399,353
                                                    ===========             ===========         ===========

 Reduction of capital lease obligation upon
   abandonment of assets                            $    65,006             $         -         $    65,006
                                                    ===========             ===========         ===========

(1)    Summary of Significant Business and Accounting Policies

       (a)  Organization
            ------------

       In December 1999, Innovative Technology Systems, Inc. ("Innovative") authorized and entered into an agreement effecting a tax-free exchange in a reorganization pursuant to IRS Code 368(a)(1)(A). Pursuant to the agreement, Innovative exchanged one share of its previously authorized but unissued shares of no par common stock in exchange for two shares of Stanfield Educational Alternatives, Inc. ("Stanfield") common stock. In accordance with the agreement, Innovative acquired all of the issued and outstanding shares of Stanfield in exchange for shares of Innovative. For accounting purposes, the acquisition has been treated as an acquisition of Innovative by Stanfield and as a recapitalization ("Reverse Acquisition") of Stanfield. Subsequent to the recapitilization, Innovative changed its name to Stanfield Educational Alternatives, Inc. and is herein referred to as the Company.

       On October 2, 2003, Stanfield completed a triangular merger with Nor-American Liability Corporation. Nor-American is a newly formed Florida corporation that was created to support the development of captive insurance programs. Nor-American is a development stage company that has received no revenues to date. At the closing, the Company acquired all of Nor-American's issued and outstanding shares of common stock in exchange for 160,000,000 "unregistered" and "restricted" shares of the Company's common stock. The exchange was on a 16 for 1 basis, with Nor-American having 10,000,000 shares of common stock issued and outstanding. As a result of the Merger, Nor-American became a wholly owned subsidiary of the Company.

       The Company, through its new subsidiary, will provide services to professional groups seeking to obtain affordable professional liability insurance rates through the creation of captive insurance companies. The company's services are anticipated to include evaluation, development, and management of captive insurance programs. The market for captive insurance programs has grown over the past thirty years in response to increases in the cost of medical liability insurance and related litigation. The company will seek physicians, attorneys, condominium associations and other business and professional groups in similar industries to assist in the creation and management of captive insurance programs.

       The controlling shareholder of Nor-American Liability Corporation was Bradley Wilson, and pursuant to the terms of the Plan and Agreement of Merger, the shareholders of Nor-American Liability Corporation received 160,000,000 shares of common stock of the Registrant. Taking into account a forward split of the 2001A Convertible Preferred Stock, and the issuance of new stock pursuant to the terms of the merger, and assuming conversion of all of the outstanding shares of 2001A Convertible Preferred Stock, the former shareholders of Nor-American Liability Corporation own 51.4% of the common stock of the Registrant on a fully diluted basis. The transaction involved the retirement and cancellation of shares of 2001A Convertible Preferred Stock equivalent to 96,875,000 shares of common stock, which was owned by John W. Bylsma, the former controlling shareholder. Mr. Wilson

(1)    Summary of Significant Business and Accounting Policies,
       Continued


       presently owns or controls 50.8% of the common stock of the
       Company,   assuming  full  conversion  of  all  outstanding
       preferred stock.

       The source of the consideration use by the Nor-American stockholders to acquire their interest in the Company was the exchange of their respective shares of the outstanding securities of Nor-American. The primary basis of the "control" by the Nor-American stockholders is stock ownership and/or management positions.

       The principal terms of the Plan and Agreement of Merger were:

          1.  The  issuance  of  160,000,000  "unregistered"   and
       "restricted" shares of the Company's common stock in exchange for all of Nor-American's issued and outstanding shares of common stock. The exchange was on a 16 for 1 basis, with Nor-American having 10,000,000 shares of common stock issued and outstanding. As a result of the Merger, Nor-American became a wholly owned subsidiary of the Company.

          2. The cancellation of 96,875,000 shares of 2001A Convertible Preferred Stock owned by the Company's director and sole officer, as outlined above.

          3. The issuance of 56,625,000 shares of "unregistered" and "restricted" common stock to holders of 2001A Convertible Preferred Stock, which does not include any issuance in connection with any of the shares referred to in paragraph 2 above.

          4. A forward split of the remaining 2001A Convertible Preferred Stock, such that 94,375,000 shares of 2001A Convertible Preferred Stock remain issued and outstanding, which are convertible one-for-one for common stock of the Company.

          5. An agreement to change the name of the Company to "North American Liability Group, Inc." within thirty days of the closing of the Merger, which was effective on November 12, 2003.


       The Company is in its development stage and needs substantial additional capital to complete its development and to reach an operating stage. The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, and therefore, will recover the reported amount of its assets and satisfy its liabilities on a timely basis in the normal course of its operations. See note 9 for a discussion of management's plans and intentions.


  (b)  Principles of Consolidation
       ---------------------------

       The combined financial statements include the accounts of Stanfield Educational Alternatives, Inc. and its wholly owned subsidiary, Nor-American Liability Corporation, collectively referred to as the "Company". All significant accounts and transactions have been eliminated in the consolidation.

(1)    Summary of Significant Business and Accounting Policies,
       Continued

  (c)  Revenue Recognition
       -------------------

       The   Company   records  revenue  as  earned  when goods  or
       services are provided.


  (d)  Property and Equipment
       ----------------------

       Property and equipment were stated at cost. Depreciation for financial statement purposes was computed using the straight-line method over the estimated useful lives of the individual assets, which range from 3 to 5 years.

       The Company has reviewed its long-lived assets and intangibles for impairment and recorded an impairment charge to write off all long-lived assets and intangibles during 2002.


  (e)  Use of Estimates
       ----------------

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


  (f)  Income Taxes
       ------------

       The Company uses the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.


  (g)  Loss Per Share
       --------------

       Basic loss per common share amounts are computed by dividing the net loss for the period by the weighted average number of common shares outstanding for the period. Diluted loss per common share amounts reflect the potential dilution that could occur if convertible preferred shares are converted into common stock. No conversion is assumed if such conversion would have an antidilutive effect on diluted loss per common share amounts.

(2) Recent Financial Accounting Standards

    In May 2003, the Financial Accounting Standards Board ("FASB") issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. Management believes that the adoption of this Statement will have no material effect on the Company's financial position or results of operations.


(3) Property and Equipment

    The Company's default on certain capital lease obligations and other events and circumstances in 2002 and 2001 indicated that the book value of certain long-lived assets may not be recoverable. During 2002, the tangible assets of the Company were determined to have no future value to the Company and were written off to expense.

    Depreciation expense for the year to date period ended  October
    2, 2003 was $0.


(4) Intangible Assets

    During  2002,  the  intangible  assets  of  the  Company   were
    determined to have no future value to the Company and were written off to expense.

    These  assets  were  originally  purchased  from  the  National
    Children's Reading Foundation on December 30, 1999. The National Children's Reading Foundation is a not-for-profit company whose shares are held by Lawrence Stanfield, who was a substantial shareholder of Stanfield Educational Alternatives, Inc. These assets were being amortized utilizing the straight-line method over a five-year life.

    Amortization expense for the year to date period ended  October
    2, 2003 was $0.


(5) Capitalization

    Prior  to  the  Plan  and  Agreement  of  Merger  described  in
    Footnote  1(a),  Stanfield's  equity   was  comprised  of   the
    following:

    On September 1, 2003, the Company affected an one hundred-for-one reverse stock split. At October 2, 2003, the Company had issued 70,890 shares of common stock.

    On July 30, 2003, the Majority Shareholders and the Board of Directors approved amendments to the Articles of Incorporation which are designed to reorganize the capital structure of the Company. The Articles increased the total number of authorized common stock to 500,000,000 and the authorized preferred shares to 150,000,000.

    The 2,000,000 shares which were previously designated as Series 2001 Convertible Preferred Stock remain unchanged. At October 2, 2003, 22,100 of these shares were issued and outstanding.

    The Series 2001A Convertible Preferred Stock has been amended such that 100,000,000 shares are now designated as Series 2001A Convertible Preferred Stock. At October 2, 2003, 1,530,000 of these shares were issued and outstanding.

    The series that was previously designated as Series 2001B Convertible Preferred Stock has been abolished. A new series, designated as Class B Preferred Stock was created, the main feature of which is the existence of ten votes per share for each share of this series. At October 2, 2003, none of these shares were issued and outstanding.

    Prior to the Plan and Agreement of Merger described in Footnote 1(a), Nor-American's equity was comprised of the following:

    10,000,000 shares of no-par value common stock issued and outstanding as of October 2, 2003.

    As described in Footnote 1(a) above, the following issuances and actions took place in connection with the Plan and Agreement of Merger:

    (i) The issuance of 160,000,000 "unregistered" and "restricted" shares of the Company's common stock in exchange for all of Nor-American's issued and outstanding shares of common stock. The exchange was on a 16 for 1 basis, with Nor-American having 10,000,000 shares of common stock issued and outstanding. As a result of the Merger, Nor-American became a wholly owned subsidiary of the Company.

    (ii)   The  cancellation   of   96,875,000  shares  of   2001A
    Convertible Preferred Stock owned by the Company's director and sole officer, as outlined above.

    (iii) The issuance of 56,625,000 shares of "unregistered" and "restricted" common stock to holders of 2001A Convertible Preferred Stock, which does not include any issuance in connection with any of the shares referred to in paragraph 2 above.

    (iv) A forward split of the remaining 2001A Convertible Preferred Stock, such that 94,375,000 shares of 2001A Convertible Preferred Stock remain issued and outstanding, which are convertible one-for-one for common stock of the Company.


(6) Income Tax

    The Company has no provision for taxes as it has a net operating loss of approximately $4,080,000 that expires in varying times through 2022. No deferred asset has been recorded, as the possibility of benefiting from the net operating loss is dependent on the Company achieving profitable operations.


(7) Related Party Transactions

    The president, current and former principal stockholders, and certain employees from time to time make advances to the
    Company. The advances have been made for financing and working capital purposes. At October 2, 2003, the total of such advances and accrued interest was $504,105.


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(8) Contingencies

    Due to its financial difficulties, the Company defaulted on a number of debt and lease obligations in prior years. The Company was evicted from its premises and several judgments totaling approximately $310,000 were issued against the Company. The Company is continuing in its efforts to resolve these obligations through settlements. However, there is no assurance that the Company will be able to settle in terms agreeable to the Company and if it does not do so, this will have a material adverse affect on the ability of the Company to operate properly in the future.


(9) Going Concern Matters

    The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements, the Company has incurred cumulative losses of $4,080,019 during its development stage and has classified all of its debt as current. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time. The Company's continuation as a going concern is dependent upon its ability to obtain additional financing and ultimately to attain profitability.

    Because of the Company's inability to generate revenues from its operations, the company underwent a change in control and is no longer in the educational business. As of October 2, 2003, the success of achieving the objectives discussed above, as well as the ultimate profitability of the Company's operations, cannot be determined.


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